Exhibit 99.1

 Investor Presentation  December 2023

 2  Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions.  We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with U.S. generally accepted accounting principles (“non-GAAP”), and our reconciliations of non-GAAP financial measures to financial measures calculated in accordance with U.S. generally accepted principles (“GAAP”) are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures.  Forward-Looking Statements

 3  YTD Q3 2022  Solid Third Quarter 2023 Results Continue to Demonstrate  the Strength and Resilience of Our Business  ★ Our third quarter 2023 EBITDA1 was $180MM, up compared to third quarter of 2022  EBITDA of $178 million  ★ Our adjusted distribution coverage ratio1 was 1.84x for the third quarter of 2023  1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures  Q3 2023  West Coast Region Storage Revenues  Refined Products and Ammonia Pipeline  Throughputs  Q3 2022  Pipeline Segment EBITDA1  YTD Q3 2023

 4  …And We Have Redeemed the Remaining 1/3 Series D Preferred Units While Continuing to Maintain a Healthy Debt-to- EBITDA Ratio  In mid-August, we issued 14.95 million common units for net proceeds of $222 million (including  exercise of overallotment option) to complete our redemption of the Series D  The equity offering is immediately accretive to cash flows through cost savings on distributions  The offering is also slightly accretive to our leverage metric, and we continue to target a healthy debt-to-EBITDA ratio of below 4.0x by year-end 2023  Redeeming the remaining Series D eliminates an obligation senior to our common unitholders,  simplifies our capital structure and increases our financial resilience and flexibility  We redeemed the remaining one-third of Series D Preferred Units on September 12th, which represents an expedited timeline compared to our previously announced target of YE 2024  Over 12 months ahead of previous plan

 5  Due to Progress Made on Strengthening Our Balance Sheet, NuStar is on Target to Deliver Another Strong Year in 2023, and We Plan to Continue Maximizing FCF in 2024 and Beyond  1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures.  Strong EBITDA  Generating  Expecting to generate Adjusted EBITDA of $720-740MM1 in 2023  Series D Preferred Units  Redeemed  Healthy Debt-to-EBITDA Metric  Targeting  Aiming to maintain at 4.0x or better  Free Cash Flow  Increasing  Working to position NuStar to return increasing value in the future  1  Completed tw1 o-thirds redemption of the Series D in last 12 months  Accelerated redemption of remaining one-third into 3Q 2023 by using the equity proceeds

In 2023, We Continue to Focus Our Strategic Capital Program on Our Core Asset Footprint

Renewable Fuels

- ***Established:***
  - West Coast Network
  - Ethanol & bio-diesel blending
- ***Developing:***
  - Ammonia System

Refined Products

- Midcontinent
- Colorado/NM/Texas
- Northern Mexico

Crude Supply/Export

- Permian Crude System
- Corpus Christi Crude System
- St. James Terminal

Total Estimated **2023** **Strategic Spending:** $ **120-130MM**



Additional Pipeline
(~$25MM in 2023)
Additional Storage
(~$5MM in 2023)
Ammonia Pipeline
(~$25MM in 2023)
West Coast Renewable Fuels Storage
(~$25MM in 2023)
Permian Crude Pipeline System
($35-45MM in 2023)
WA
OR
CA
ID
NV
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
Mexico
RENEWABLE FUELS
ETHANOL
BIODIESEL
RENEWABLE DIESEL
SUSTAINABLE AVIATION FUEL
LEGEND
HEADQUARTERS
STORAGE FACILITIES
REFINED PRODUCT PIPELINES
CRUDE OIL PIPELINES
ORIGIN/ TERMINATION POINTS

6

 7  Carbon Emissions Reduction Goals Generate Growing Demand for NuStar’s  Well-positioned Midstream Logistics, now and in the Foreseeable Future  Stockton  Selby  Wilmington  Gulf Coast Supply  Singapore Supply  Exports to Canada  Tacoma  Portland  ★ Regulatory priorities on the West Coast and in Canada continue to dramatically increase demand for renewable fuels in the region  ★ At the same time, obtaining permits for greenfield projects is difficult, which increases the value of existing assets  ★ Our West Coast terminals have the access and optionality to receive and distribute renewable fuels across the West Coast  0  50  100  150  200  Diesel Volume, MBPD  2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030  Fossil Diesel Biomass-Based + Renewable Diesel  Source: IHS Markit  California’s Transportation Fuel Supply With Low- Carbon Fuel Standard Compliance From Petroleum  Diesel Alternatives  250  Renewable Fuels

 8  ★ We expect our renewable fuels EBITDA to increase in 2023, along with associated market share, as we complete additional projects presently in planning or under construction  We intend to continue converting tankage to renewable fuels as the market demands  ★ Our facilities are positioned to benefit from new production and conversion projects for renewable diesel, sustainable aviation fuel (SAF), ethanol and other renewable fuels across the region  BIODIESEL  ETHANOL  RENEWABLE DIESEL  3% 13% 16% 75%  NuStar’s Proportionate Share of California’s Renewable Fuels Market  (Total Volume for the Four Quarters Ended June 30, 20231)  Source: California Air Resource Board (CARB)  1 – Most recent data available  We Have Captured a Significant Proportion of the Region’s Renewable Fuels Supply…  SUSTAINABLE AVIATION FUEL  Renewable Fuels

 9  3000  2000  1000  0  7000  6000  5000  4000  Portland  Selby  Stockton Wilmington  NuStar’s West Coast Terminals  Renewable Fuel Growth*  2017  2018  2019  2020  2021  2022  2023E  MBPY  8000  Portland  Convert 210,000 bbls to renewable diesel  Convert 36,000 bbls to biodiesel  Selby  Construct additional 400,000 bbls of renewable diesel  storage  4Q24  Est.  Construct truck-loading for renewable diesel  Multimodal shipment of SAF  Convert 208,000 to SAF  Modify rail to handle renewable feedstock offloading  Stockton  Convert 30,000 bbls to biodiesel  Convert 73,000 bbls to renewable diesel and expand  renewable diesel handling to all 15 rail spots  Convert 151,000 bbls to renewable diesel  Connect to ethanol unit train offload facility  Wilmington  Convert 160,000 bbls to renewable diesel  Reconfigure dock for enhanced marine capability  1H26 Est.  … And We Continue to Partner With Key Customers to Develop Our  Renewable Fuels Network, as LCFS Mandates Expand to Additional Markets  ★ Since establishing ourselves as an “early mover” in the renewable fuels logistics market on the West Coast over five years ago, we have developed an extensive renewable fuels logistics network to serve key global producers that spans across our West Coast footprint  ★ Our West Coast assets now generate 40-45% of our storage segment revenues  Renewable Fuels Projects completed-to-date and under construction:  * Includes biodiesel, ethanol, renewable diesel, renewable feedstock and SAF; 2023 estimated based on volumes through October 2023  Renewable Fuels

Renewable Fuels

Ammonia is a Critical Chemical for the World's Food Supply, and a Key Component of DEF, Which Reduces Harmful Emissions

★ Ammonia is the basic building block for all types of nitrogen fertilizer which is an essential nutrient for growing plants
  - About 80% of the 200 million tons of ammonia produced each year is used for fertilizer
  - About 50% of the world's food production depends on ammonia

★ Ammonia is also used to make urea, a critical component of Diesel Exhaust Fluid ("DEF")
  - DEF converts the nitrous oxide (NOx) emitted by diesel engines into water and nitrogen
  - Virtually all diesel engines, from those powering light-duty vehicles to heavy-duty trucks to industrial machinery, require DEF to comply with tightening emissions standards in the U.S., and also in nations around the world
  - Global DEF demand is expected to continue to grow by an expected ~20% from 2023 to 2026



50%
of World's Food Production Depends on NH_3


TIGHTEN UNTIL CLICKS
DIESEL
ULTRA LOW SULFUR DIESEL FUEL ONLY
Diesel Exhaust Fluid
Fluide pour échappement diesel

Global Demand for DEF Expected to Grow From 2023 to 2026 by
~20%

Sources: Science Magazine, IHS Markit, Argus, Research & Markets Global Ammonia Report

10

 11  Ammonia, the World’s Second-most Widely Used Chemical,  Offers Significant “Greening” Opportunities  Traditional fossil-fuel ammonia production is estimated to contribute about 1.0% of global CO2 emissions, which has driven interest in its de-carbonization  “Blue” ammonia is produced with natural gas, but the associated emissions are captured and stored  “Green” ammonia is produced using “renewable” electricity to power an electrolyser to extract hydrogen from water and an air separation unit to extract nitrogen from air, which are then combined through a chemical reaction powered by renewable electricity, to produce ammonia  In addition, “blue” and “green” ammonia have potential for use as lower-carbon alternative fuels: for engines/turbines to generate electricity, in alkaline fuel cells, as an up-to-70% blend ICE vehicles and for the maritime industry  Ammonia can also be a lower-cost option for transporting hydrogen, which can be used for fuel cells or other applications. Ammonia is easier to transport and store than hydrogen, as it doesn’t require cryogenic or high- pressure storage, and can be relatively easily cracked to convert it to hydrogen  NH3 Gas Turbine  NH3 Fuel-cell Ship  70% NH3-fueled Car  Sources: Science Magazine, IHS Markit, Argus,  Research & Markets Global Ammonia Report  Renewable Fuels  Gray Ammonia Blue Ammonia  Green Ammonia  Derived from natural gas, nearly all of the world’s production made utilizing the Haber-Bosch process  Gray Ammonia for which by-product CO2 has been captured and stored, reducing climate impact  Produced with hydrogen from water electrolysis powered by renewable energy

Renewable Fuels

Our Ammonia System has Capacity to Serve Growing Low-Carbon Ammonia Demand

- ★ Our Ammonia System spans approximately 2,000 miles from Louisiana north along the Mississippi River to Missouri, and then Northwest and East, to Nebraska and Indiana
  - Today, we provide the lowest-cost option for transporting both imported and domestically produced ammonia to fertilize crops in our nation's "breadbasket"
- ★ We have capacity available to transport additional volumes, including "blue" or "green" ammonia
  - Currently running ~30 MBPD (~3,500 STPD[1]), but have operating capacity close to ~50 MBPD (~5,500 STPD)
  - Our Ammonia System currently represents 5-10% of our pipeline segment revenues
- ★ We expect the system's utilization, and its revenue contribution, to see strong growth starting in early 2024
  - We have near-term opportunities for low capex projects that we expect to meaningfully increase our system utilization, and we are discussing larger, longer-term ammonia opportunities for our system, as well as for our St. James facility



SD
MN
NuStar West Leg
~740 Miles
6",8"
MI
NE
IA
IL
IN
KS
MO
NuStar East Leg
~430 Miles
6"/8"
NuStar Main Leg
~830 Miles
8"/10"
TN
OK
AR
MS
AL
St. James
TX
LA
Third-party terminal
NuStar Energy L.P.

1 – short tons per day

12

 13  We have partnered with OCI Global  (OCI) to build a new 14-mile pipeline  segment that will connect OCI’s facility in Wever, IA to our existing ammonia pipeline  OCI’s facility uses ammonia to make fertilizer and to meet growing demand for DEF (Diesel Exhaust Fluid)  We have agreed to provide transportation services under a long- term contract  Healthy-return, low-capital project will increase utilization  Expected completion in January 2024  OCI has committed $30 million in capital expenditures for new ammonia cooling and storage infrastructure at their Wever facility and is expected to bring an additional 1.1 million tons of blue ammonia capacity online in 2025 from the Gulf Coast  OCI’s facility in Wever, IA  Terminal  NuStar Energy L.P.  NuStar West Leg  We Have Signed an Agreement With OCI Global to Deliver  Ammonia into the Midwest  Renewable Fuels

 14  U.S. Refined Product Demand is Expected to Remain Strong  Through 2024  ★ Gasoline demand was steady in the United States throughout 2023 and is on track for modest growth in 2024  ★ Diesel demand has continued its strong performance in 2023 and is expected to remain at or exceed Pre-COVID levels in 2024  Source: ESAI  Refined Products  93%  98%  96%  94%  93%  98%  98%  95%  103%  102%  100%  105%  105%  102%  101%  105%  75%  80%  85%  90%  95%  100%  105%  110%  2023 Q1  2023 Q2  2023 Q3  2023 Q4  Gasoline  2024 Q1  Diesel  2024 Q2  2024 Q3  2024 Q4  U.S. Gasoline & Diesel Demand  (as a % of Pre-COVID Demand)

 Midcontinent Systems-  ★ CENTRAL EAST: A 2,500-mile pipeline system with multiple delivery options  East Pipeline – This system serves important markets across the Midwest/West, with flexible refined product supply from refineries in McPherson, Kansas, El Dorado, Kansas and Ponca City, Oklahoma  North Pipeline – System flows from North Dakota to the Twin Cities, serving both rural markets and large cities with refined product supply from Mandan, North Dakota refinery  ★ CENTRAL WEST: Approximately 2,000 miles of structurally exclusive pipeline, supplied from the McKee, Texas refinery serving markets in Texas and nearby states  South Texas Systems-  ★ Around 700 miles, a majority of which are structurally exclusive pipeline, supplied from refineries located in Corpus Christi and Three Rivers, Texas serving markets in Texas and northern Mexico  15  NuStar’s Refined Products Systems Serve Key Markets Across the Midcontinent and Texas…  Refined Products

 16  70%  94%  100%  95%  105%  105%  97%  99%  99%  98%  97%  107%  100%  104%  60%  40%  20%  0%  80%  100%  120%  140%  Apr-20 1  Aug-20 1  … And Our Markets Have Proven Resilient (and We  Expect to Continue to See Strong, Consistent Demand)  Total Refined Products  Percentage of Pre-COVID Demand  Oct-201 1Q 20212 2Q 20211 3Q 20211 4Q 20211 1Q 2022 2 2Q 2022 1 3Q 20221 4Q 20221 1Q 20232 2Q 2023 1 3Q 20231  Central West Region South Texas Central East Region Overall  Our resilient asset base recovered quickly from April 2020’s pandemic low  Third quarter 2023 refined product throughputs were 104% of pre-COVID levels  1 – Comparison versus 2019 demand; applicable periods adjusted for Northern Mexico projects for a comparable presentation; includes on-road product demand in our storage system; 2 – Comparison versus 2020 demand; applicable periods adjusted for Northern Mexico projects; includes on-road product demand in our storage system  1  Refined Products

 17  Refinery Utilization has Risen Steadily Since the Pandemic  Through 2023  Source: ESAI  1 - 2024 average projections  89% 57% 4 79% 86%  54% 76% 87% 86%  2019 2020 2021 2022 2023  Avg. Low Avg. Avg. Avg.  Global Refinery Utilization (2019-2023)  U.S. Refinery Utilization (by PADD, 2019-2024)  87%  78%  83%  85%  86%  2019  Avg  2020  Low  2021  Avg  2022  Avg  2023E  Avg  ★ Global refinery utilization has been rising steadily since the pandemic, with the U.S. (90%), Asia (90%), and Europe (93%) gaining ground, while Russia (70%) and the Middle East (82%) continue to lag1  ★ U.S. refinery utilization is currently expected to be at 93% in 2023, up 2% over the over 2022 average  Total U.S.  92% 75% 85% 91% 93% 90%  2024  Avg.  PADD 1  88% 57% 81% 92% 88% 84%  PADD 2  96% 81% 89% 95% 97% 93%  PADD 3  92% 79% 86% 93% 93% 91%  PADD 4  89% 61% 85% 89% 89% 86%  PADD 5  88% 58% 79% 82% 88% 86%  85%  2024E  Avg  Refined Products Crude Supply/Export

 18  Permian Oil Production  Sensitivity  WTI @ $100 WTI @ $80 WTI @ $60  Actuals  MMBPD  8  7  6  5  4  3  2  ★ Because of its superior geology and low breakeven costs, the Permian Basin’s production:  Exited 2022 at 5.7 MMBPD, representing approximately 45% of  the nation’s total output  Is projected to exit 2023  at 5.9 MMBPD,  representing 3% growth compared to 2022 exit  ★ We have been pleased with our system’s performance since we  acquired it in 2017, and we expect our system to continue to generate strong results in 2023 and in the years ahead  Source: Enverus, ESAI  -  Crude Supply/Export  Our Permian System Continues to Benefit from the Strength of the Basin  4.9  4.4  5.2  5.7  5.9  6.2  6.4  6.2  6.6  6.9  2  0  6  4  8  MMBPD  Permian Basin Oil  Production Outlook  (exit rates as of October 2023)  2019 2020 2021 2022 2023 2024 2025  ESAI Enverus  400%  360%  320%  280%  240%  200%  160%  120%  80%  40%  0%  Cumulative Monthly Growth (%)  Annual Growth:  NuStar’s Permian System vs. the Permian Basin  NS Cumulative Growth  Permian Cumulative Growth

Crude Supply/Export

Our "Core of the Core" Location has Attracted Active Top-tier Customers Whose Activity is Supporting Steady Growth

NuStar

- ★ The quality of geological formations underlying our system has attracted top-tier customers
  - ~69% of our system's revenue is generated from investment-grade (IG) rated and Non-IG BB-rated entities[1]
- ★ We averaged 523 MBPD in 3Q23, more than 15 Mbpd higher than 2Q23, and averaged 533 MBPD in October
  - We expect the rest of 2023 to continue to rebound, backed by capital projects already in progress
  - And expect to average ~540 MBPD in 4Q23
- ★ As volumes flex, we also expect to flex our capital expenditures and project 2023 spending to be in the range of $35 – 45MM

NS System Producer-type[2] (% Average Daily Volume)


47%
24%
29%
Major
Private
Other Public

Producer Average Cost of Debt, Weighted by Acreage: 6.7%[3]

NS Permian Crude System Performance (by Quarter)

* Adjusted


139 159 187 211 266 314 327 349 370 395 435 453 400 423 418 402 450 502 516 510 522 580 584 543 508 523
$7 $12 $14 $12 $19 $27 $27 $23 $31 $35 $39 $38 $33 $38 $33 $37 $43 $46 $47 $49 $56 $62 $63 $56 $55 $59
2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20* 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23
EBITDA ($MM)
System Receipts (Avg MBPD)

Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

1 – For the year ended September 30, 2023

2 – For the month ended September 30, 2023

3 – As of November 14, 2023

19

Crude Supply/Export

Since 2017, We Have Expanded Our Permian System to Meet Our Producers' Needs

	May 2017	Current
System Capacity	220,000	700,000
Receipt Points	122	363
Pipeline Miles	~600	~1,025
Storage (bbls)	900,000	1,600,000

Dedicated Acres	500,000
AMI	4,200,000



Martin Co.
Howard Co.
Colorado City Terminal
Big Spring Terminal and Truck Station
Delek Big Spring Refinery
Centurion
Enterprise
Stanton Terminal
Glasscock Co.
Midland Co.
Sunoco
Plains
EPIC PL
Third-party Connections
NuStar Terminals
NuStar Truck Unloading Facilities

Delivery Locations

Midland:
- ★ Plains Cactus I & II, Basin, Sunrise and others
- ★ Enterprise Midland to Echo
- ★ Sunoco Permian Express
- ★ EPIC
- ★ Energy Transfer Centurion
- ★ Wink-to-Webster

Colorado City:
- ★ Sunoco WTG, Permian Express
- ★ Bridgetex
- ★ Plains Basin
- ★ Sunrise II

Other:
- ★ Delek Big Spring Refinery

20

 21  59%  24%  5%  12%  U.S. Gulf Coast Crude Exports by Hub (2023 YTD)  Corpus Christi  Houston  Beaumont  Louisiana  90.1  96.6  99.7  102.0  103.6  104.6  105.4  105.9  100  95  90  85  105  2020 2021 2022 2023 2024 2025 2026 2027  MMbpd  As Global Demand Continues to Grow, Corpus Christi is Expected  to Continue to be the Export Hub Best Positioned for Future Growth  Corpus Christi has remained the dominant Gulf Coast crude exports hub since 2020  In 2023, 59% of the U.S. Gulf Coast’s total export volumes left via Corpus Christi-based terminals  U.S. Gulf Coast crude exports are projected to continue at record volumes due to the global oil demand forecasted over the upcoming years  Improved global refined product demand should continue to lead the way to further recovery in global crude demand  Source: RBN Energy, ESAI  Global Crude Oil Demand  Global Refined Product Demand*  *Comprised of gasoline and diesel demand  Crude Supply/Export  49.2  52.7  54.1  55.2  55.8  56.0  56.0  56.0  57  55  53  51  49  47  45  2020 2021 2022 2023 2024 2025 2026 2027  MMbpd

Crude Supply/Export

Our Corpus Christi Crude System's MVCs- for Export and Local Refinery Supply- Provide Strength & Stability

- ★ Our Corpus Christi Crude System (CCCS) is comprised of our 16" South Texas Crude Oil Pipeline System, our 12" Three Rivers Supply Pipeline, our 30" pipeline from Taft and our North Beach Export Terminal, which also receives volumes from Harvest's 16" Pipeline and delivers to local refineries
- ★ In July 2022, we extended our MVC contract with Trafigura for an additional year and a half, through December 2024

In-bound Capacity	***Storage Capacity***	***Outbound Capacity***
TOTAL: 1.2MMBPD • South Texas Crude System 16" Pipeline - 240MBPD • Taft 30"- 720MBPD and expandable • Harvest 16" Pipeline - 240MBPD	TOTAL: 3.9MMbbl • *Potential expansion* *0.4MMbbl*	TOTAL: 1.2MMBPD • Export Docks- 750MBPD to 1.0MMBPD • Refinery Supply- 220MBPD

- ★ Unlike most other midstream operators in the Port of Corpus Christi, NuStar provides optionality for marine exports *and* extensive connectivity to local refineries
- ★ U.S. shale production growth and improving global demand are expected to drive the recovery and growth in our CCCS volumes


NuStar's Corpus Christi Crude System
Average Throughputs/Quarter
MBPD
400
200
0
341
29%
71%
368
35%
65%
369
26%
74%
239
31%
69%
269
246
34%
66%
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023
CCCS Refinery Throughputs
CCCS Dock Throughputs
CCCS MVCs

22

 23  In 2023, We Will Continue to Focus on NuStar’s Strategic  Priorities That We Set Back in 2022  Maximizing Our Cash Flow  Maintaining a Healthy Debt Metric  3.  Providing Safe & Reliable Transportation & Storage of Essential Energy  Our Strategic Priorities:  2.  1.

 Big Springs, TX  Appendix

NuStar By-the-numbers

- Common Unit Price[1]: $19.18
- Distribution/CU/Year: $1.60
- Yield[1]: 8.3%
- Market Cap[1]: ~$2.5 billion
- Credit Ratings:
  - *Moody's:* *Ba3 (Stable)*
  - *S&P:* *BB- (Positive)*
  - *Fitch:* *BB (Stable)*
- Enterprise Value[1]: ~$6.5 billion
- Total Assets: ~$5.0 billion
- Pipeline Miles: ~9,500
- Pipeline Volumes[2]: 1.8MMBPD
- Storage Capacity: ~49MMB
- Storage Throughput Volumes[2]: 410MBPD


NuStar
Energy L.P.
NYSE: NS

1. As of December 1, 2023
2. Average daily volume for the quarter ended September 30, 2023

25

 26  NuStar Sustainability Highlights  Issued 2022 Sustainability Report including Scope 1 & 2 GHG Emissions  2 - US only; See Sustainability report on NuStar website for additional information  2

Long-term Commitments From Creditworthy Customers

~95% of revenues are tied to PPI-FG[2]

Pipeline Segment Contracted[1] Revenues
(% 2023 Forecast – as of 3Q23)


30%
42%
28%
Take-or-pay Contracts
Structurally Exclusive
Other

Most storage revenues are tied to regional CPI

Storage Segment Contracted Revenues
(% 2023 Forecast – as of 3Q23)


69%
31%
Take-or-pay Contracts
Other

NuStar Investment-grade Customers
(% Pipeline/Storage 2023 YTD Revenues as of September 30, 2023)


67%
13%
20%
Investment-grade
Large Private or International (Not rated)
Other

1 - Committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition); 2 - Most crude pipelines have rates that are subject to floors and caps, which is common in the industry.

27

28  $665  $403  $322  $600  $500  $550  $600  $73  $330  $4  $0  $250  $500  $750  $1,000  Liquidity  2023  2023-2024  2025 2026 2027  2028-2029  2030  2038-2041  2043  Revolver  Receivables Financing Senior Unsecured Notes GO Zone Financing  Sub Notes  $669  LIQUIDITY  ($MM)1  Liquidity and Debt Maturity Schedule  ★ In the past few years, we utilized cash flows, proceeds from asset sales and monetization of our corporate real estate to continue to reduce debt balances, which enabled us to repurchase about 2/3 of the Series D preferred units through July 2023  ★ And on September 12th, we redeemed the remaining 1/3 of the Series D preferred units with proceeds of  ~$222 from the ~15 million units of equity we issued in August 2023  Thus, strengthening our balance sheet and simplifying our capital structure  ★ In June 2023, we also extended the term of our $1.0 billion revolver through January 2027 and our  receivables financing agreement through July 2026  Debt Maturities  ($MM)1  1 – Balances as of September 30, 2023

 29  Capital Structure as of September 30, 2023 ($ in Millions)  $1.0B Credit Facility  $ 330  NuStar Logistics Notes (5.625%)  550  NuStar Logistics Notes (5.75%)  600  NuStar Logistics Notes (6.00%)  500  NuStar Logistics Notes (6.375%)  600  NuStar Logistics Sub Notes  403  GO Zone Bonds  322  Receivables Financing  73  Finance Lease Liability  55  Other   (30)  Total Debt  $3,403  Common Equity and AOCI  $ 286  Series A, B and C Preferred Units   756  Total Equity  1,042  Total Capitalization  $4,445  ★ As of September 30, 2023:  Credit facility availability ~$665MM  Debt-to-EBITDA ratio1 3.83x  1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

 30  Reconciliation of Non-GAAP Financial  Information

 31  Reconciliation of Non-GAAP Financial  Information (continued)

 32  Reconciliation of Non-GAAP Financial  Information (continued)

 33  Reconciliation of Non-GAAP Financial  Information (continued)

 34  Reconciliation of Non-GAAP Financial  Information (continued)

 35  NuStar Contact Information  INVESTOR RELATIONS  (210) 918-INVR (4687)  InvestorRelations@NuStarEnergy.com  SUSTAINABILITY  Sustainability@NuStarEnergy.com  And for additional information about corporate sustainability at NuStar, visit https://sustainability.nustarenergy.com/